UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01403 )

Exact name of registrant as specified in charter: Putnam Global Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005— April 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Equity Fund

4|30|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Global Equity
Fund

4| 30| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28
Brokerage commissions	51

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Global Equity Fund: seeking the benefits of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Since 1994, Putnam Global Equity Fund has targeted solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets. Though they have greater risk of volatility and illiquid securities, markets such as Brazil, Russia, India, and China may offer more vigorous economic growth.

The fund’s management team selects portfolio holdings from over 10,000 global stocks, with a strategy to identify what it believes are quality companies without a bias toward either growth- or value-style stocks. The team seeks to buy the stocks of these companies when they are priced below what the team determines to be their true worth. While the fund typically favors large, blue-chip companies, it can also invest in midsize and small companies. Although the stocks of smaller companies can be more volatile, they may offer stronger growth potential as well.

The fund has the flexibility to invest in top global competitors wherever they are based. To gather information about this wide variety of companies and markets, the management team draws on in-house research by Putnam analysts based in Boston, London, and Tokyo.

Closer integration of world markets in recent years has expanded opportunities for global investing.

While investing in companies that operate under different economic and political systems involves risk, the fund may let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of potential diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The management team diligently monitors risk, seeking to sell fund holdings and to hedge currencies that it believes offer more risk than reward.

For more than 10 years, the fund has offered investors the opportunity to benefit from the investment potential of diverse companies around the world.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks believed to be mispriced by the market without a bias toward either growth or value stocks. Once a stock is selected for the portfolio, it is regularly assessed by team members to ensure that it continues to meet their criteria, including:

Growth

They examine each company’s financials, especially sales and earnings, and target those companies believed to offer growth potential.

Valuation

They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s future free cash flow.

Quality

They look for high-quality companies, seeking characteristics such as adept management teams, sound business models, and solid balance sheets.

Putnam Global Equity Fund seeks capital appreciation by investing mainly in common stocks of large and midsize companies worldwide. The fund targets companies believed to be worth more than their current stock prices may indicate, and can own stocks with both growth and value characteristics. Investing in the fund may be appropriate for investors seeking capital appreciation who are willing to accept the risk of investing in markets outside the United States.

Highlights

* For the six months ended April 30, 2006, Putnam Global Equity Fund’s class A shares returned 17.62% without sales charges.

* The fund’s benchmark, the MSCI World Index, gained 16.01% .

* The fund’s peer group, Lipper Global Large-Cap Core Funds, had an average return of 16.45% during the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 4/30/06

Since the fund’s inception (7/1/94), average annual return is 11.47% at NAV and 10.96% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	9.66%	9.07%	151.48%	138.26%

5 years	4.66	3.54	25.56	18.98

3 years	20.24	18.07	73.82	64.59

1 year	26.89	20.23	26.89	20.23

6 months	—	—	17.62	11.39

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

Your fund delivered solid results during its most recent semiannual period, which ended April 30, 2006. We are happy to report that investment conditions for stocks were generally robust across most global markets as economic activity accelerated around the world. Our stock selection decisions and the portfolio’s exposure to top-performing sectors contributed to the fund’s positive results. Based on results at net asset value (NAV, or without sales charges), the fund outperformed its benchmark, the MSCI World Index, as well as the average for its Lipper peer group of global large-cap core funds. The fund’s currency positioning also helped performance, thanks to an increasing position in the Japanese yen as the U.S. dollar weakened. Only the fund’s country positioning had a slightly negative impact on relative results, as the portfolio was underweighted in Australia and Norway, which strengthened during the period.

Market overview

Global stock markets posted significant gains during the period. Developed markets in Asia and Europe delivered results well above their long-term averages, but even these numbers lagged far behind the results of emerging markets. Stocks in China and India, for example, not only rose substantially, but the demand these nations generated for basic materials and other natural resources, as well as capital goods from Europe, helped stocks in many regions. U.S. stocks also contributed strong results to the portfolio, though they did not keep pace with other regions. The U.S. dollar declined against most currencies, including the euro, yen, and British pound, enhancing the results of overseas markets when translated into dollars.

The demand for oil, metals, and other commodities lifted stocks in the energy and basic materials sectors above all others, though given the robust overall business conditions, results for most sectors were in positive territory for the period. Financial stocks performed well despite additional interest-rate increases by the Fed and the European Central Bank, and amid indications that the Bank of Japan might soon raise interest rates as well. The laggards included health-care stocks, which traditionally have defensive characteristics that were less in demand during this buoyant period.

Strategy overview

In managing your fund’s portfolio, our approach focuses on stock selection. We let these decisions influence the country or sector weightings rather than setting these weightings based on a top-down analysis of sector and market conditions. In researching stocks, we look for those that we believe are mispriced by the market — in other words, companies that we believe are worth more than their current stock prices indicate. Your fund is managed in a blend investment style, which means it has the flexibility to invest in a wide range of companies without a bias toward either growth or value stocks. For example, we may target companies that are growing rapidly and seem to have the potential to continue growing, as well as out-of-favor companies undergoing changes that may improve their earnings and growth potential.

Our research methods include a combination of fundamental and quantitative tools that function in tandem. Our quantitative tools allow us to scan

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/06.

Equities
MSCI World Index (global stocks)	16.01%

MSCI EAFE Index (international stocks)	22.89%

S&P 500 Index (broad stock market)	9.64%

Bonds
Citigroup World Government Bond Index (global government bonds)	1.87%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	5.20%

Lehman Aggregate Bond Index (broad bond market)	0.56%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.18%

the thousands of stocks in global markets to find attractive companies and to interpret market trends. With our fundamental tools, we can look at stocks individually, to confirm what our quantitative models indicate, or to find information that suggests a stock is more or less attractive than it appears at first glance.

Your fund’s holdings

Our stock selection decisions proved to be the major contributor to the fund’s performance. The stocks that helped results the most were clustered in the energy sector and included U.S. companies Marathon Oil and Valero Energy and Canada’s Canadian Natural Resources. These stocks outperformed the benchmark index largely because of the strength of oil prices over the course of the period. We sold the position in Canadian Natural Resources at a profit when it reached what we considered a full valuation. Another holding in the sector, Nippon Mining Holdings of Japan, benefited from the rising price of oil and copper, commodities for which there is strong demand, particularly in China.

Stocks in the basic materials sector also thrived, as the prices of both precious and base metals approached record highs. The fund did not have an overweight exposure to this sector because our research indicated that many stocks there were overvalued. However, the stocks that we held delivered results that were strong enough to more than make up for the fund’s underweight position in that sector. One such stock was a steel company in Luxembourg called Arcelor, which rose strongly in part because of a takeover effort by Mittal, a global steel company headquartered in the Netherlands. We sold Arcelor at a profit when it became fully valued, in our view. Two U.S. companies in this sector also delivered healthy gains: Nucor, a steel manufacturer, and Phelps Dodge, a company that mines copper.

Financial stocks generally appreciated despite higher short-term interest rates in the United States and Europe, and expectations of higher rates in Japan and other countries. Two of the fund’s European holdings benefited from merger and acquisitions (M&A) activity. There was approximately $900 billion worth of M&A activity around the world in the first three months of 2006, with almost half of it in Europe. KBC of Belgium and Credit Agricole of France appreciated thanks to this trend. In the United States, Countrywide Financial, a mortgage lender, and Lehman Brothers, an asset manager and brokerage, also contributed gains.

Holdings in the health-care sector generally underperformed the benchmark. The fund was hurt both by our overweight to the sector and by our stock selection. Johnson & Johnson, the fund’s largest holding at the end of the period, lost an important takeover battle for Guidant, and the stock has remained depressed because of the likelihood that the company will pursue a different acquisition given the large

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 4/30/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry

Johnson & Johnson (2.8%)	United States	Pharmaceuticals

Exxon Mobil Corp. (2.8%)	United States	Oil and gas

Cisco Systems, Inc. (2.7%)	United States	Communications equipment

Marathon Oil Corp. (2.6%)	United States	Oil and gas

Pfizer, Inc. (2.5%)	United States	Pharmaceuticals

Phelps Dodge Corp. (2.2%)	United States	Metals

Royal Bank of Scotland Group PLC (2.0%)	United Kingdom	Banking

Allianz AG (1.9%)	Germany	Insurance

Teck Cominco, Ltd. Class B (1.9%)	Canada	Basic materials

ABN AMRO Holding NV (1.8%)	Netherlands	Banking

amount of cash it now has available. Other lagging holdings were biotech-nology stock Amgen and the pharmaceutical company Roche Holding of Switzerland.

Another source of weakness was an overweight position in the communications services sector. Vodafone Group of the United Kingdom, the world’s largest wireless service company, has been compelled to shift its strategy. Revenues were hurt when European regulators compelled Vodafone and industry competitors to cut the rates it charged customers for international roaming calls. The company is also adjusting its business model. Rather than pursuing global leadership, it is finding greater profit opportunities in becoming more of a regional player, and the stock’s price has declined to reflect this. We continue to own this stock because its profit margin and growth prospects still appear attractive relative to its valuation.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the global economy should remain strong in the balance of the fund’s fiscal year. In China and emerging markets, the long-term development of manufacturing and services sectors is driving much of the business activity, creating investment opportunities that are less dependent on the economic cycle than in the past. In developed markets, companies are delivering stronger profits by harnessing both global growth opportunities and taking advantage of stronger domestic business activity. We are also encouraged by M&A activity in global markets, particularly outside the United States. If this activity continues at its current pace, 2006 could be a record-setting year.

While we are generally optimistic, we remain vigilant regarding inflationary pressures, as well as the efforts by central banks to prevent inflation by raising interest rates. Both of these factors can contribute to market volatility. We will rely on our in-house research to select stocks that we believe are mispriced and offer the most attractive appreciation potential relative to their risks.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.

Fund performance (total return for periods ended 4/30/06)

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	11.47%	10.96%	10.73%	10.73%	10.72%	10.72%	11.00%	10.69%	11.21%	11.55%

10 years	151.48	138.26	134.64	134.64	134.82	134.82	140.70	132.93	145.47	153.69
Annual average	9.66	9.07	8.90	8.90	8.91	8.91	9.18	8.82	9.40	9.76

5 years	25.56	18.98	20.80	18.80	20.89	20.89	22.45	18.42	24.15	26.66
Annual average	4.66	3.54	3.85	3.51	3.87	3.87	4.13	3.44	4.42	4.84

3 years	73.82	64.59	69.94	66.94	69.90	69.90	71.25	65.62	72.69	75.34
Annual average	20.24	18.07	19.33	18.63	19.32	19.32	19.64	18.31	19.97	20.59

1 year	26.89	20.23	25.97	20.97	25.97	24.97	26.15	22.10	26.64	27.27

6 months	17.62	11.39	17.27	12.27	17.26	16.26	17.33	13.56	17.49	17.83

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days after purchase.

Fund price and distributions (for the six-month period ended 4/30/06)

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.075		$0.004	$0.007	$0.029		$0.067	$0.098

Capital gains	—		—	—	—		—	—

Total	$0.075		$0.004	$0.007	$0.029		$0.067	$0.098

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
10/31/05	$8.76	$9.25	$7.96	$8.39	$8.44	$8.72	$8.72	$9.03

4/30/06	10.22	10.79	9.33	9.83	9.87	10.20	10.17	10.53

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Comparative index returns
For periods ended 4/30/06

									Lipper Global Large-
									Cap Core Funds
						MSCI World Index			category average*

Annual average
(life of fund)						8.60%			8.74%

10 years						103.58			104.33
Annual average						7.37			7.28

5 years						30.76			21.72
Annual average						5.51			3.87

3 years						77.68			72.25
Annual average						21.12			19.75

1 year						24.32			25.56

6 months						16.01			16.45

Index and Lipper results should be compared to fund performance at net asset value.
* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 4/30/06, there were 61, 61, 59, 44, and 21 funds, respectively, in this Lipper category.

Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	11.20%	10.70%	10.47%	10.47%	10.45%	10.45%	10.74%	10.43%	10.95%	11.29%

10 years	149.29	136.12	132.56	132.56	132.92	132.92	138.60	130.98	143.72	151.51
Annual average	9.56	8.97	8.81	8.81	8.82	8.82	9.09	8.73	9.32	9.66

5 years	27.62	20.87	23.11	21.11	23.00	23.00	24.61	20.60	26.42	28.75
Annual average	5.00	3.86	4.25	3.90	4.23	4.23	4.50	3.82	4.80	5.18

3 years	84.21	74.42	80.06	77.06	80.12	80.12	81.54	75.63	83.17	85.68
Annual average	22.59	20.37	21.66	20.98	21.67	21.67	21.99	20.65	22.35	22.91

1 year	19.07	12.85	18.17	13.17	18.15	17.15	18.50	14.66	18.92	19.39

6 months	9.85	4.10	9.54	4.54	9.43	8.43	9.53	6.01	9.80	10.04

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Equity Fund from November 1, 2005, to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.96	$ 10.99	$ 10.99	$ 9.65	$ 8.30	$ 5.62

Ending value (after expenses)	$1,176.20	$1,172.70	$1,172.60	$1,173.30	$1,174.90	$1,178.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2006, use the calculation method below. To find the value of your investment on November 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.46	$ 10.19	$ 10.19	$ 8.95	$ 7.70	$ 5.21

Ending value (after expenses)	$1,018.40	$1,014.68	$1,014.68	$1,015.92	$1,017.16	$1,019.64

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio*	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%

Average annualized expense
ratio for Lipper peer group†	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

* Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Global Equity Fund	82%	77%	82%	103%†	199%

Lipper Global Large-Cap
Core Funds category average	97%	120%	138%	92%	59%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

† This fund changed its fiscal year end from February 28 to October 31.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results.

Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Core Team. Shigeki Makino is the Portfolio Leader and Bradford Greenleaf is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of 4/30/06, and 4/30/05.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
		Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Shigeki Makino	2006							*

Portfolio Leader	2005							*

Bradford Greenleaf	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,600,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Shigeki Makino and Bradford Greenleaf may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended April 30, 2006, Portfolio Member Joshua Brooks moved to another management position within Putnam. After the close of the period, Portfolio Members Mark Bogar and David Gerber left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001

	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006					*

Deputy Head of Investments	2005					*

William Connolly	2006			*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005			*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 6th percentile in management fees and in the 12th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Large-Cap Core Funds) for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

24th	26th	49th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 67, 50, and 38 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Large-Cap Core Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 46%, 37%, and 10%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 29th out of 63, 17th out of 45, and 2nd out of 21 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/06 (Unaudited)

COMMON STOCKS (97.8%)*

	Shares	Value

Advertising and Marketing Services (—%)
Interpublic Group of Companies, Inc. (The) †	14,522	$139,121

Aerospace and Defense (1.5%)
European Aeronautic Defense and Space Co.
(Netherlands)	114,978	4,529,807
European Aeronautic Defense and Space Co. 144A
(Netherlands)	318,790	12,559,421
L-3 Communications Holdings, Inc.	265,659	21,704,340
		38,793,568

Banking (12.4%)
ABN AMRO Holding NV (Netherlands)	1,548,552	46,205,005
Bank of America Corp.	773,023	38,589,308
Bank of Ireland PLC (Ireland)	625,732	11,711,306
Barclays PLC (United Kingdom)	1,476,118	18,376,473
Credit Agricole SA (France)	826,368	33,243,487
Julius Baer Holding, Ltd. Class B (Switzerland)	162,496	15,538,640
KBC Groupe SA (Belgium)	250,994	29,067,872
Royal Bank of Scotland Group PLC (United Kingdom)	1,556,067	50,649,411
U.S. Bancorp	839,358	26,389,416
UniCredito Italiano SpA (Italy)	3,757,000	28,249,691
Washington Mutual, Inc.	358,665	16,161,445
		314,182,054

Basic Materials (1.9%)
Teck Cominco, Ltd. Class B (Canada)	683,500	47,026,850

Beverage (0.8%)
InBev NV (Belgium)	399,515	20,117,502

Biotechnology (1.6%)
Amgen, Inc. † (S) #	513,700	34,777,490
Serono SA (Switzerland)	8,185	5,358,364
		40,135,854

Broadcasting (0.8%)
British Sky Broadcasting PLC (United Kingdom)	2,052,415	19,601,460

Building Materials (0.7%)
Sherwin-Williams Co. (The)	357,458	18,208,911

Chemicals (2.3%)
Asahi Kasei Corp. (Japan)	2,794,000	20,603,854
BASF AG (Germany)	433,952	37,084,269
		57,688,123

COMMON STOCKS (97.8%)* continued

	Shares	Value

Communications Equipment (2.7%)
Cisco Systems, Inc. †	3,233,600	$67,743,920

Computers (0.4%)
Dell, Inc. †	372,300	9,754,260

Conglomerates (2.1%)
Mitsubishi Corp. (Japan)	1,635,500	39,462,274
Vivendi Universal SA (France)	385,982	14,069,017
		53,531,291

Consumer Cyclicals (1.6%)
Matsushita Electric Industrial Co. (Japan)	1,646,000	39,643,545

Consumer Finance (2.3%)
Countrywide Financial Corp.	1,112,000	45,213,920
Takefuji Corp. (Japan)	206,560	13,387,143
		58,601,063

Consumer Goods (1.6%)
Reckitt Benckiser PLC (United Kingdom)	1,128,938	41,014,121

Electric Utilities (1.9%)
Iberdrola SA (Spain)	571,285	18,578,354
PG&E Corp. (S)	715,300	28,497,552
		47,075,906

Electronics (3.0%)
Chartered Semiconductor Manufacturing, Ltd.
(Singapore) †	16,418,000	18,688,674
Hynix Semiconductor, Inc. (South Korea) †	602,450	21,052,845
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	5,195,000	11,089,919
United Microelectronics Corp. (Taiwan)	37,737,000	26,261,290
		77,092,728

Energy (0.7%)
Pride International, Inc. †	513,200	17,905,548

Financial (1.2%)
Citigroup, Inc. #	293,440	14,657,328
Fannie Mae	325,200	16,455,120
		31,112,448

Gaming & Lottery (1.2%)
Sankyo Co., Ltd. (Japan)	413,700	29,275,670

Health Care Services (1.4%)
Cardinal Health, Inc.	331,746	22,343,093
HCA, Inc.	304,325	13,356,824
		35,699,917

COMMON STOCKS (97.8%)* continued

	Shares	Value

Homebuilding (0.5%)
Barratt Developments PLC (United Kingdom)	676,439	$12,195,254

Household Furniture and Appliances (1.1%)
Whirlpool Corp. (S)	306,207	27,482,078

Insurance (5.8%)
ACE, Ltd. (Bermuda)	473,862	26,318,295
Allianz AG (Germany)	291,079	48,576,355
American International Group, Inc.	401,900	26,223,975
Zurich Financial Services AG (Switzerland) †	187,502	45,503,240
		146,621,865

Investment Banking/Brokerage (4.5%)
Credit Suisse Group (Switzerland)	708,373	44,380,132
Lehman Brothers Holdings, Inc. (S)	228,400	34,522,660
Macquarie Bank, Ltd. (Australia)	644,557	34,907,209
		113,810,001

Leisure (0.7%)
Sega Sammy Holdings, Inc. (Japan)	480,400	19,101,559

Lodging/Tourism (0.6%)
Royal Caribbean Cruises, Ltd.	344,800	14,409,192

Machinery (3.9%)
Cummins, Inc. (S)	310,860	32,484,870
Fanuc, Ltd. (Japan)	396,000	37,352,601
SMC Corp. (Japan)	191,900	29,075,758
		98,913,229

Manufacturing (1.3%)
SKF AB Class B (Sweden)	1,981,620	33,949,772

Medical Technology (0.8%)
Becton, Dickinson and Co.	167,700	10,571,808
Nobel Biocare Holding AG (Switzerland)	38,996	9,612,574
		20,184,382

Metals (4.0%)
Nucor Corp. (S)	185,000	20,131,700
Phelps Dodge Corp.	633,700	54,618,603
POSCO (South Korea)	42,890	11,963,167
Quanex Corp. (S)	334,300	14,294,668
		101,008,138

Office Equipment & Supplies (1.6%)
Canon, Inc. (Japan)	526,200	40,140,147

COMMON STOCKS (97.8%)* continued

	Shares	Value

Oil & Gas (11.6%)
Chevron Corp.	510,100	$31,126,302
Exxon Mobil Corp.	1,126,856	71,082,076
Frontier Oil Corp.	420,000	25,422,600
Marathon Oil Corp.	820,494	65,114,404
Nippon Mining Holdings, Inc. (Japan)	3,033,500	27,975,788
Tesoro Corp. (S)	433,600	30,317,312
Valero Energy Corp.	639,400	41,394,756
		292,433,238

Pharmaceuticals (7.4%)
Astellas Pharma, Inc. (Japan)	402,000	16,723,594
Johnson & Johnson	1,229,701	72,072,776
Pfizer, Inc.	2,464,600	62,428,318
Roche Holding AG (Switzerland)	228,461	35,039,016
		186,263,704

Publishing (1.0%)
Dai Nippon Printing Co., Ltd. (Japan)	1,406,000	25,120,336

Real Estate (0.2%)
Friedman, Billings, Ramsey Group, Inc. Class A (R) (S)	564,900	6,106,569

Restaurants (0.5%)
McDonald’s Corp.	341,800	11,816,026

Retail (1.4%)
DSG International PLC (United Kingdom)	3,100,862	10,355,243
Supervalu, Inc. (S)	910,300	26,407,803
		36,763,046

Software (1.2%)
Autodesk, Inc. †	256,400	10,779,056
Microsoft Corp.	852,100	20,578,215
		31,357,271

Technology Services (2.3%)
Accenture, Ltd. Class A (Bermuda)	1,139,600	33,128,172
Fair Isaac Corp.	155,200	5,759,472
Google, Inc. Class A †	45,800	19,141,652
		58,029,296

Telecommunications (3.4%)
Koninklijke (Royal) KPN NV (Netherlands)	2,297,704	26,942,751
Sprint Nextel Corp.	957,400	23,743,520
Vodafone Group PLC (United Kingdom)	15,280,935	35,964,185
		86,650,456

COMMON STOCKS (97.8%)* continued

	Shares	Value
Telephone (0.5%)
China Netcom Group Corp. (Hong Kong), Ltd.
(Hong Kong)	6,972,700	$12,725,218

Tobacco (1.4%)
Japan Tobacco, Inc. (Japan)	8,760	35,138,203

Total common stocks (cost $2,149,992,053)		$2,474,562,840

SHORT-TERM INVESTMENTS (5.7%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	60,321,733	$60,321,733
Short-term investments held as collateral for loaned
securities with yields ranging from 4.70% to 5.01%
and due dates ranging from May 1, 2006 to June 2, 2006 (d)	$ 84,992,995	84,893,109

Total short-term investments (cost $145,214,842)		$145,214,842

TOTAL INVESTMENTS

Total investments (cost $2,295,206,895)		$2,619,777,682

* Percentages indicated are based on net assets of $2,531,081,665.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at April 30, 2006.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At April 30, 2006, liquid assets totaling $115,315,744 have been designated as collateral for open forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Distribution of investments by country of issue at April 30, 2006 (as a percentage of Portfolio Value):
Australia	1.4%
Belgium	1.9
Bermuda	2.4
Canada	1.9
France	1.9
Germany	3.4
Hong Kong	0.5
Ireland	0.5
Italy	1.1
Japan	14.7
Netherlands	3.6
Singapore	0.7
South Korea	1.3
Spain	0.7
Sweden	1.3
Switzerland	6.1
Taiwan	1.5
United Kingdom	7.4
United States	47.7

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/06 (aggregate face value $431,300,214) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$ 90,718,588	$ 87,260,722	7/19/06	$ 3,457,866
British Pound	136,670,863	131,930,877	6/21/06	4,739,986
Canadian Dollar	55,225,395	53,930,173	7/19/06	1,295,222
Euro	111,670,267	108,907,380	6/21/06	2,762,887
Japanese Yen	20,851,078	20,229,606	5/17/06	621,472
Norwegian Krone	28,058,635	26,313,351	6/21/06	1,745,284
Swedish Krona	2,751,473	2,638,395	6/21/06	113,078
Swiss Franc	90,001	89,710	6/21/06	291

Total				$14,736,086

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/06 (aggregate face value $353,020,432) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 6,545,266	$ 6,262,955	7/19/06	$ (282,311)
British Pound	13,181,779	12,653,168	6/21/06	(528,611)
Danish Krone	27,907	26,673	6/21/06	(1,234)
Euro	23,307,013	22,588,308	6/21/06	(718,705)
Japanese Yen	205,739,525	200,718,832	5/17/06	(5,020,693)
Norwegian Krone	6,426,517	6,378,466	6/21/06	(48,051)
Swedish Krona	13,129,872	12,652,087	6/21/06	(477,785)
Swiss Franc	95,309,010	91,739,943	6/21/06	(3,569,067)

Total				$(10,646,457)

FUTURES CONTRACTS OUTSTANDING at 4/30/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Dow Jones Euro Stoxx 50 (Long)	130	$6,202,281	Jun-06	$25,747
New Financial Times Stock Exchange
100 Index (Long)	40	4,379,204	Jun-06	27,858
S&P 500 Index (Long)	73	24,015,175	Jun-06	1,750
S&P/Toronto Stock Exchange 60 Index (Long)	13	1,594,162	Jun-06	26,405
S&P ASX 200 Index (Long)	16	1,593,760	Jun-06	84,594
Tokyo Price Index (Long)	30	4,529,690	Jun-06	78,253

Total				$244,607

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/06 (Unaudited)

ASSETS
Investment in securities, at value, including $82,651,881 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,234,885,162)	$ 2,559,455,949
Affiliated issuers (identified cost $60,321,733) (Note 5)	60,321,733

Cash	42,224

Foreign currency (cost $5,819,080) (Note 1)	5,921,508

Dividends, interest and other receivables	6,746,992

Receivable for shares of the fund sold	780,252

Receivable for securities sold	11,076,187

Receivable for open forward currency contracts (Note 1)	14,736,086

Receivable for closed forward currency contracts (Note 1)	4,072,128

Foreign tax reclaim	483,558

Total assets	2,663,636,617

LIABILITIES
Payable for variation margin (Note 1)	73,716

Payable for securities purchased	21,540,602

Payable for shares of the fund repurchased	5,010,271

Payable for compensation of Manager (Notes 2 and 5)	4,018,250

Payable for investor servicing and custodian fees (Note 2)	521,697

Payable for Trustee compensation and expenses (Note 2)	455,611

Payable for administrative services (Note 2)	6,676

Payable for distribution fees (Note 2)	759,995

Payable for open forward currency contracts (Note 1)	10,646,457

Payable for closed forward currency contracts (Note 1)	4,260,060

Collateral on securities loaned, at value (Note 1)	84,893,109

Other accrued expenses	368,508

Total liabilities	132,554,952

Net assets	$ 2,531,081,665

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 4,014,400,958

Undistributed net investment income (Note 1)	6,788,087

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,819,330,183)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	329,222,803

Total — Representing net assets applicable to capital shares outstanding	$ 2,531,081,665

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,093,262,562 divided by 204,859,304 shares)	$10.22

Offering price per class A share
(100/94.75 of $10.22)*	$10.79

Net asset value and offering price per class B share
($344,834,183 divided by 36,968,664 shares)**	$9.33

Net asset value and offering price per class C share
($32,882,254 divided by 3,345,356 shares)**	$9.83

Net asset value and redemption price per class M share
($33,219,465 divided by 3,364,164 shares)	$9.87

Offering price per class M share
(100/96.75 of $9.87)*	$10.20

Net asset value, offering price and redemption price per class R share
($674,137 divided by 66,302 shares)	$10.17

Net asset value, offering price and redemption price per class Y share
($26,209,064 divided by 2,489,942 shares)	$10.53

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/06 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $891,215)	$ 19,473,835

Interest (including interest income of $767,322
from investments in affiliated issuers) (Note 5)	850,702

Securities lending	114,578

Total investment income	20,439,115

EXPENSES
Compensation of Manager (Note 2)	8,108,933

Investor servicing fees (Note 2)	3,210,577

Custodian fees (Note 2)	752,824

Trustee compensation and expenses (Note 2)	49,970

Administrative services (Note 2)	30,269

Distribution fees — Class A (Note 2)	2,469,254

Distribution fees — Class B (Note 2)	1,752,882

Distribution fees — Class C (Note 2)	158,688

Distribution fees — Class M (Note 2)	120,958

Distribution fees — Class R (Note 2)	1,130

Other	378,397

Non-recurring costs (Notes 2 and 6)	16,475

Costs assumed by Manager (Notes 2 and 6)	(16,475)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(1,105,276)

Total expenses	15,928,606

Expense reduction (Note 2)	(824,491)

Net expenses	15,104,115

Net investment income	5,335,000

Net realized gain on investments (Notes 1 and 3)	231,323,095

Net realized gain on futures contracts (Note 1)	3,401,780

Net realized loss on foreign currency transactions (Note 1)	(4,737,114)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	6,552,652

Net unrealized appreciation of investments and futures contracts during the period	151,301,565

Net gain on investments	387,841,978

Net increase in net assets resulting from operations	$393,176,978

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	4/30/06*	10/31/05

Operations:
Net investment income	$ 5,335,000	$ 21,878,303

Net realized gain on investments
and foreign currency transactions	229,987,761	251,301,079

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	157,854,217	45,256,010

Net increase in net assets resulting from operations	393,176,978	318,435,392

Distributions to shareholders: (Note 1)

From net investment income

Class A	(15,884,826)	(4,829,401)

Class B	(171,492)	—

Class C	(25,309)	—

Class M	(106,307)	—

Class R	(2,177)	(262)

Class Y	(253,485)	(152,077)

Redemption fees (Note 1)	11,012	25,747

Decrease from capital share transactions (Note 4)	(182,106,075)	(459,893,028)

Total increase (decrease) in net assets	194,638,319	(146,413,629)

NET ASSETS
Beginning of period	2,336,443,346	2,482,856,975

End of period (including undistributed net investment
income of $6,788,087 and $17,896,683, respectively)	$2,531,081,665	$2,336,443,346
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	return			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2006**	$8.76	.03(d,e)	1.51	1.54	(.08)	—	—	(.08)	—(f )	$10.22	17.62*	$2,093,263	.59*(d,e)	.28*(d,e)	43.44*
October 31, 2005	7.73	.09(d,g)	.96	1.05	(.02)	—	—	(.02)	—(f )	8.76	13.60(g)	1,895,204	1.26(d)	1.01(d,g)	82.06
October 31, 2004	7.20	.03(d)	.66	.69	(.16)	—	—	(.16)	—(f )	7.73	9.67	1,919,183	1.25(d)	.46(d)	76.70
October 31, 2003	5.94	.06	1.22	1.28	(.02)	—	—	(.02)	—(f )	7.20	21.56	2,453,151	1.25	.92	81.86
October 31, 2002‡††	7.01	.02	(1.05)	(1.03)	(.04)	—	—	(.04)	—	5.94	(14.72)*	2,415,850	.90*	.29*	91.14*(h)
February 28, 2002	8.62	.03	(1.62)	(1.59)	(.01)	—	(.01)	(.02)	—	7.01	(18.44)	579,544	1.25	.37	102.99
February 28, 2001	13.17	.11	(2.95)	(2.84)	(.01)	(1.62)	(.08)	(1.71)	—	8.62	(22.20)	620,053	1.17	.93	199.32

CLASS B
April 30, 2006**	$7.96	(.01)(d,e)	1.38	1.37	—(f )	—	—	—(f )	—(f )	$9.33	17.27*	$344,834	.97*(d,e)	(.09)*(d,e)	43.44*
October 31, 2005	7.06	.02(d,g)	.88	.90	—	—	—	—	—(f )	7.96	12.75(g)	353,745	2.01(d)	.31(d,g)	82.06
October 31, 2004	6.60	(.02)(d)	.59	.57	(.11)	—	—	(.11)	—(f )	7.06	8.67	464,644	2.00(d)	(.29)(d)	76.70
October 31, 2003	5.46	.01	1.13	1.14	—	—	—	—	—(f )	6.60	20.88	579,873	2.00	.17	81.86
October 31, 2002‡††	6.44	(.01)	(.97)	(.98)	—	—	—	—	—	5.46	(15.20)*	574,021	1.40*	(.12)*	91.14*(h)
February 28, 2002	7.95	(.02)	(1.49)	(1.51)	—	—	—	—	—	6.44	(19.01)	286,836	1.98	(.32)	102.99
February 28, 2001	12.22	.05	(2.75)	(2.70)	—	(1.54)	(.03)	(1.57)	—	7.95	(22.76)	469,505	1.87	.41	199.32

CLASS C
April 30, 2006**	$8.39	(.01)(d,e)	1.46	1.45	(.01)	—	—	(.01)	—(f )	$9.83	17.26*	$32,882	.97*(d,e)	(.09)*(d,e)	43.44*
October 31, 2005	7.44	.02(d,g)	.93	.95	—	—	—	—	—(f )	8.39	12.77(g)	31,135	2.01(d)	.28(d,g)	82.06
October 31, 2004	6.94	(.02)(d)	.62	.60	(.10)	—	—	(.10)	—(f )	7.44	8.68	34,105	2.00(d)	(.29)(d)	76.70
October 31, 2003	5.75	.01	1.18	1.19	—	—	—	—	—(f )	6.94	20.70	46,663	2.00	.16	81.86
October 31, 2002‡††	6.77	(.01)	(1.01)	(1.02)	—	—	—	—	—	5.75	(15.08)*	49,207	1.40*	(.09)*	91.14*(h)
February 28, 2002	8.37	(.03)	(1.57)	(1.60)	—	—	—	—	—	6.77	(19.06)	29,088	1.98	(.33)	102.99
February 28, 2001	12.81	.01	(2.84)	(2.83)	—(f )	(1.59)	(.02)	(1.61)	—	8.37	(22.68)	40,530	1.87	.15	199.32

CLASS M
April 30, 2006**	$8.44	—(d,e,f )	1.46	1.46	(.03)	—	—	(.03)	—(f )	$9.87	17.33*	$33,219	.84*(d,e)	.03*(d,e)	43.44*
October 31, 2005	7.47	.04(d,g)	.93	.97	—	—	—	—	—(f )	8.44	12.99(g)	31,938	1.76(d)	.52(d,g)	82.06
October 31, 2004	6.97	—(d,f )	.62	.62	(.12)	—	—	(.12)	—(f )	7.47	8.98	34,708	1.75(d)	(.04)(d)	76.70
October 31, 2003	5.75	.03	1.19	1.22	—	—	—	—	—(f )	6.97	21.22	44,070	1.75	.41	81.86
October 31, 2002‡††	6.78	—(f )	(1.02)	(1.02)	(.01)	—	—	(.01)	—	5.75	(15.04)*	46,210	1.24*	.10*	91.14*(h)
February 28, 2002	8.35	(.01)	(1.56)	(1.57)	—	—	—	—	—	6.78	(18.80)	32,641	1.73	(.08)	102.99
February 28, 2001	12.79	.06	(2.87)	(2.81)	—(f )	(1.60)	(.03)	(1.63)	—	8.35	(22.61)	47,393	1.62	.56	199.32

CLASS R
April 30, 2006**	$8.72	.02(d,e)	1.50	1.52	(.07)	—	—	(.07)	—(f )	$10.17	17.49*	$674	.72*(d,e)	.23*(d,e)	43.44*
October 31, 2005	7.71	.04(d,g)	1.00	1.04	(.03)	—	—	(.03)	—(f )	8.72	13.48(g)	271	1.51(d)	.51(d,g)	82.06
October 31, 2004	7.19	.01(d)	.65	.66	(.14)	—	—	(.14)	—(f )	7.71	9.35	57	1.50(d)	.18(d)	76.70
October 31, 2003†	6.03	.03	1.13	1.16	—	—	—	—	—(f )	7.19	19.24*	1	1.17*	.52*	81.86

CLASS Y
April 30, 2006**	$9.03	.04(d,e)	1.56	1.60	(.10)	—	—	(.10)	—(f )	$10.53	17.83*	$26,209	.47*(d,e)	.41*(d,e)	43.44*
October 31, 2005	7.97	.11(d,g)	.99	1.10	(.04)	—	—	(.04)	—(f )	9.03	13.85(g)	24,149	1.01(d)	1.31(d,g)	82.06
October 31, 2004	7.42	.05(d)	.68	.73	(.18)	—	—	(.18)	—(f )	7.97	9.93	30,161	1.00(d)	.70(d)	76.70
October 31, 2003	6.12	.06	1.27	1.33	(.03)	—	—	(.03)	—(f )	7.42	21.90	46,042	1.00	1.18	81.86
October 31, 2002‡‡††	5.89	—(f )	.23	.23	—	—	—	—	—	6.12	3.90*	144,718	.12*	.03*	91.14*(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

‡ For the period March 1, 2002 to October 31, 2002. The fund changed its fiscal year end from February 28 to October 31.

‡‡ For the period September 23, 2002 to October 31, 2002.

† For the period January 21, 2003 (commencement of operations) to October 31, 2003.

†† On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The financial highlights for class A, B, C and M shares for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction. The former Putnam Global Equity Fund did not have any class Y shares outstanding.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	4/30/06	10/31/05	10/31/04

Class A	<0.01%	<0.01%	0.03%

Class B	<0.01	<0.01	0.03

Class C	<0.01	<0.01	0.03

Class M	<0.01	<0.01	0.03

Class R	<0.01	<0.01	0.03

Class Y	<0.01	<0.01	0.03

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended April 30, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage
	Per share	of net assets

Class A	$0.01	0.07%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.06

Class Y	0.01	0.08

(h) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and the former Putnam Global Equity Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements

Note 1: Significant accounting policies

Putnam Global Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks issued by large and midsize companies worldwide that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2006, the value of securities loaned amounted to $82,651,881. The fund received cash collateral of $84,893,109 which is pooled with collateral of other Putnam funds into 31 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2005, the fund had a capital loss carryover of $2,046,125,489 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 94,484,411	October 31, 2008

1,254,642,462	October 31, 2009

656,538,569	October 31, 2010

33,680,890	October 31, 2011

6,779,157	October 31, 2012

The aggregate identified cost on a tax basis is $2,298,013,881, resulting in gross unrealized appreciation and depreciation of $359,805,344 and $38,041,543, respectively, or net unrealized appreciation of $321,763,801.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended April 30, 2006, Putnam Management has assumed $16,475 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2006, the fund incurred $3,963,401 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2006, the fund’s expenses were reduced by $824,491 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $691, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam

Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $33,470 and $1,207 from the sale of class A and class M shares, respectively, and received $170,312 and $1,215 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2006, Putnam Retail Management, acting as underwriter, received $44 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,035,935,375 and $1,234,552,892, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At April 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 4/30/06:
Shares sold	9,164,221	$ 87,130,988

Shares issued
in connection
with reinvestment
of distributions	1,653,503	15,129,550

	10,817,724	102,260,538

Shares
repurchased	(22,389,152)	(211,086,184)

Net decrease	(11,571,428)	$(108,825,646)

Year ended 10/31/05:
Shares sold	23,336,125	$ 197,024,825

Shares issued
in connection
with reinvestment
of distributions	555,937	4,608,721

	23,892,062	201,633,546

Shares
repurchased	(55,881,190)	(472,861,668)

Net decrease	(31,989,128)	$(271,228,122)

CLASS B	Shares	Amount
Six months ended 4/30/06:
Shares sold	1,288,362	$ 11,146,149

Shares issued
in connection
with reinvestment
of distributions	19,446	162,762

	1,307,808	11,308,911

Shares
repurchased	(8,768,107)	(76,023,022)

Net decrease	(7,460,299)	$ (64,714,111)

Year ended 10/31/05:
Shares sold	3,043,410	$ 23,378,663

Shares issued
in connection
with reinvestment
of distributions	—	—

	3,043,410	23,378,663

Shares
repurchased	(24,423,233)	(188,033,552)

Net decrease	(21,379,823)	$(164,654,889)

CLASS C	Shares	Amount	CLASS R	Shares	Amount
Six months ended 4/30/06:			Six months ended 4/30/06:
Shares sold	158,520	$ 1,459,787	Shares sold	40,423	$378,503

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	2,651	23,378	of distributions	239	2,177

	161,171	1,483,165		40,662	380,680

Shares			Shares
repurchased	(525,990)	(4,789,044)	repurchased	(5,435)	(53,291)

Net decrease	(364,819)	$(3,305,879)	Net increase	35,227	$327,389

Year ended 10/31/05:			Year ended 10/31/05:
Shares sold	261,461	$ 2,131,967	Shares sold	28,235	$ 236,473

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	—	—	of distributions	32	262

	261,461	2,131,967		28,267	236,735

Shares			Shares
repurchased	(1,134,381)	(9,225,945)	repurchased	(4,533)	(38,560)

Net decrease	(872,920)	$(7,093,978)	Net increase	23,734	$198,175

CLASS M	Shares	Amount	CLASS Y	Shares	Amount
Six months ended 4/30/06:			Six months ended 4/30/06:
Shares sold	140,907	$ 1,290,561	Shares sold	137,597	$ 1,354,614

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	11,591	102,583	of distributions	26,877	252,909

	152,498	1,393,144		164,474	1,607,523

Shares			Shares
repurchased	(571,837)	(5,216,861)	repurchased	(349,163)	(3,371,634)

Net decrease	(419,339)	$(3,823,717)	Net decrease	(184,689)	$ (1,764,111)

Year ended 10/31/05:			Year ended 10/31/05:
Shares sold	352,483	$ 2,872,054	Shares sold	347,850	$ 3,023,037

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	—	—	of distributions	17,828	152,077

	352,483	2,872,054		365,678	3,175,114

Shares			Shares
repurchased	(1,217,454)	(9,983,290)	repurchased	(1,477,600)	(13,178,092)

Net decrease	(864,971)	$(7,111,236)	Net decrease	(1,111,922)	$(10,002,978)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2006, management fees paid were reduced by $21,016 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $767,322 for the period ended April 30, 2006. During the period ended April 30, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $402,370,042 and $364,266,582, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $1,820,560 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $1,084,260 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended April 30, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended April 30, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, HSBCS, Inc., JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, Nomura Securities, and RBC Capital Markets.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Richard S. Robie, III
Boston, MA 02109		Vice President
Officers
	George Putnam, III	Francis J. McNamara, III
Investment Sub-Manager	President	Vice President and
Putnam Investments Limited		Chief Legal Officer
57-59 St. James Street	Charles E. Porter
London, England SW1A 1LD	Executive Vice President,	Charles A. Ruys de Perez
	Associate Treasurer and	Vice President and
Marketing Services	Principal Executive Officer	Chief Compliance Officer
Putnam Retail Management
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
and Treasurer
Custodian
Putnam Fiduciary		Judith Cohen
Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Principal Financial Officer
Legal Counsel
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy E. Florek
Vice Chairman	Daniel T. Gallagher	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Myra R. Drucker	Senior Vice President,	Proxy Manager
Charles E. Haldeman, Jr.	Staff Counsel and
Paul L. Joskow	Compliance Liaison
Elizabeth T. Kennan
John H. Mullin, III	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA006 234354 6/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: June 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2006